SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

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LION, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-25159	91-2094375
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
2801 Hollycroft St., Gig Harbor, WA	98335
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (206) 577-1440

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On July 9, 2008, shareholders of LION, Inc. (“LION”) approved the sale of substantially all of the assets of LION pursuant to an asset purchase agreement between Beanstalk Networks Acquisition LLC and LION dated as of May 12, 2008.   Also at the meeting, LION’s shareholders approved the voluntary dissolution and liquidation of LION pursuant to a plan of complete dissolution and liquidation.

The related press release issued by LION is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LION, Inc.
(Registrant)

Date:	July 9, 2008	By:	/s/ David Stedman
David Stedman
President and Interim Chief Executive Officer